UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006
Washington, D.C. 20549	Estimated average burden hours per response 28.0
FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2004

3CI COMPLETE COMPLIANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11097	76-0351992
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1517 W. North Carrier Parkway, Suite 104 Grand Prairie, Texas	75050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 375-0006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 19, 2004, 3CI Complete Compliance Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting that the Company had dismissed Ernst & Young LLP as the Company’s independent auditors and had engaged Weaver and Tidwell, LLP as the Company’s independent auditors.  This amendment to the Original Filing is being filed to amend and restate Item 4.01.

Item 4.01  Changes in Registrant’s Certifying Accountant

Effective October 18, 2004, the Company’s Board of Directors approved the engagement of Weaver and Tidwell, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2004 to replace the firm of Ernst & Young LLP.  Ernst & Young LLP was dismissed as independent auditors of the Company effective October 18, 2004.  The change of certifying accountant was approved and recommended by the Audit Committee of the Company’s Board of Directors.

Ernst & Young LLP’s reports on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended September 30, 2003 and in the subsequent interim period through October 18, 2004, which was the date of dismissal of Ernst & Young LLP, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in its report.  During the Company’s two most recent fiscal years and the subsequent interim period though October 18, 2004, neither the Company nor anyone on its behalf consulted with Weaver and Tidwell, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.   A copy of that letter dated October 26, 2004 is filed as Exhibit 16.2 to this Form 8-K/A.

Item 9.01   Financial Statements and Exhibits

  (a)         Financial statements of businesses acquired:  Not applicable.

  (b)         Pro forma financial information:  Not applicable.

  (c)         Exhibits:

                                                                                                16.2  —        Letter from Ernst & Young LLP dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004	3CI COMPLETE COMPLIANCE CORPORATION

	By:	/s/ Otley L. Smith III
Otley L. Smith III, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.2	Letter from Ernst & Young LLP dated October 26, 2004.